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                                                                   EXHIBIT 10.36



                                PLEDGE AGREEMENT


        This PLEDGE AGREEMENT ("Agreement"), dated as of June 13, 1997, is made by BANNER HOLDINGS, INC., a Delaware corporation ("Holdings"), BANNER'S CENTRAL ELECTRIC, INC., a California corporation ("Parent"), CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation ("Borrower"), and each of the other Persons listed on the signature pages hereto, together with each of the Persons who may become a party hereto pursuant to Section 14 of this Agreement (each a "Grantor" and collectively, "Grantors"), jointly and severally in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent under the Loan Agreement hereafter referred to, and in favor of each of the Lenders therein named (collectively, "Secured Party"), with reference to the following facts:

                                    RECITALS

        A. Pursuant to the Revolving Loan Agreement of even date herewith by and among Borrower, the Lenders that are party thereto, and Wells Fargo Bank, National Association, as Agent for the Lenders (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Lenders have agreed to extend certain credit facilities to Borrower.

        B. The Loan Agreement provides, as a condition precedent to the Lenders' obligation to extend credit facilities to Borrower, that Grantors shall enter into this Agreement, and shall pledge certain Pledged Collateral to Secured Party, all under the terms and conditions set forth in this Agreement.

        C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.


                                    AGREEMENT

        NOW, THEREFORE, in order to induce the Lenders to extend credit facilities to Borrower under the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, and pledge as follows:


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        1.      Definitions. This Agreement is the Pledge Agreement referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Loan Agreement as though set forth herein in full. The following terms shall have the meanings respectively set forth after each:

        "Agreement" means this Pledge Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

        "Certificates" means all certificates, instruments or other documents now or hereafter representing or evidencing any Pledged Securities.

        "Distribution" means dividends, distributions, redemption payments, liquidation payments, and all rights to any of the foregoing.

        "Issuer" means any issuer of any Pledged Securities.

        "Pledged Collateral" means any and all property of Grantors now or hereafter pledged and delivered to Secured Party, and includes without limitation (a) the Pledged Securities, and any Certificates representing or evidencing the same, (b) any and all existing and future Intercompany Notes,
    (c) and all proceeds and products of any of the foregoing, and (d) any and all collections, Distributions, interest or premiums with respect to any of the foregoing.

        "Pledged Securities" means (a) any and all shares of capital stock of Parent now or hereafter owned by Holdings, (b) any and all shares of capital stock of Borrower now or hereafter owned by Parent, (c) any and all shares of capital stock of the Domestic Subsidiaries of Grantors now or hereafter owned by Grantors, (d) sixty-five percent (65%) of the capital stock of the Foreign Subsidiaries of Grantors now or hereafter owned by Grantors, (e) any and all securities now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, (f) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock of the Domestic Subsidiaries and the Foreign Subsidiaries owned by Grantors or any of them (except that in no event shall more than sixty-five percent (65%) of the capital stock of any Foreign Subsidiary be pledged to Secured Party), and (g) any and all equity interests (and the Certificates or other written evidence representing such equity interests, and any interest of any Grantor in the entries on the books of any securities intermediary or financial intermediary pertaining thereto) now or hereafter acquired by any Grantor in any existing or future Domestic Subsidiary or Foreign Subsidiary.

        "Secured Party" means the Agent (acting as the Agent and/or on behalf of the Lenders), and the Lenders, and each of them, and any one or more of them. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of


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    Secured Party may be exercised by the Agent, or by the Requisite Lenders, or by any Lender acting with the consent of the Requisite Lenders.

        2. Incorporation of Representations, Warranties, Covenants and Other Provisions of Loan Documents. This Agreement is one of the Loan Documents referred to in the Loan Agreement. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth herein in full. Without limiting the generality of the foregoing, the arbitration provisions set forth in Section 11.24 of the Loan Agreement are incorporated herein and each Grantor agrees to be bound by such provisions and that any "Dispute" (as such term is defined in such Section) relating to this Assignment shall be resolved in accordance with such provisions. In addition, each Grantor hereby represents and warrants to Secured Party as follows:

        (a) Each Grantor has good and marketable title to the Pledged Collateral in which such Grantor is purporting to grant a security interest to the Agent on behalf of Secured Party, and the Pledged Collateral is not subject to any Lien other than Permitted Encumbrances;

        (b) Each Grantor has the right and power to pledge the Pledged Collateral owned by such Grantor to Agent on behalf of Secured Party;

        (c) Upon delivery to the Agent of the Pledged Collateral referred to in this Agreement, the Agent will have a first priority perfected security interest in the Pledged Collateral securing the Obligations;

        (d) All shares of capital stock that constitute a portion of the Pledged Collateral are duly authorized, validly issued in accordance with all applicable Laws, fully paid and non-assessable, and include one hundred percent (100%) of the issued and outstanding shares of common stock of each of the Domestic Subsidiaries and sixty-five percent (65%) of the issued and outstanding common stock of each of the Foreign Subsidiaries.

        3.      Creation of Security Interest.

                3.1 Pledge of Pledged Collateral. Each Grantor hereby pledges to Agent on behalf of Secured Party and grants to Agent on behalf of Secured Party a security interest in and to all Pledged Collateral for the benefit of Secured Party, together with all products, proceeds, Distributions, Cash, instruments and other Property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral. The security interest and pledge created by this Section 3.1 shall continue in effect so long as any Obligation is owed to Secured Party or any commitment to extend credit to Borrower remains outstanding from Secured Party.


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                3.2 Delivery of Certain Pledged Collateral. On or before the
Closing Date, Grantors shall cause to be pledged and delivered to Agent for the benefit of Secured Party the Certificates evidencing the Intercompany Notes and the capital stock of each of the issuers listed on Schedule 1 hereto. Following the Closing Date, additional Pledged Collateral may from time to time be delivered to Agent for the benefit of Secured Party by agreement between Secured Party and Grantors. All Certificates at any time delivered to Agent for the benefit of Secured Party shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Agent shall hold all Certificates pledged hereunder pursuant to this Agreement unless and until released in accordance with Section 3.3 of this Agreement.

                3.3 Release of Pledged Collateral. Pledged Collateral that is required to be released from the pledge and security interest created by this Agreement in order to permit any Grantor to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, or dividend payment or distribution that such Grantor is entitled to consummate pursuant to the Loan Documents, if any, shall be so released by Agent at such times and to the extent necessary to permit such Grantor to consummate such permitted transactions promptly following the Agent's receipt of written request therefor by such Grantor specifying the purpose for which release is requested and such further certificates or other documents as Agent on behalf of Secured Party reasonably shall request in its discretion to confirm that such Grantor is per mitted to consummate such permitted transaction and to confirm Secured Party's replacement Lien on appropriate collateral (unless replacement collateral is not required pursuant to the Loan Documents). Any request for any permitted release shall be transmitted to Agent on behalf of Secured Party. Agent, at the expense of Grantors, promptly shall redeliver all Certificates and shall execute and deliver to Grantors all documents requested by Grantors that are reasonably necessary to release Pledged Collateral of record whenever Grantors shall be entitled to the release thereof in accordance with this Section 3.3.

        4. Security for Obligations. This Agreement and the pledge and security interests granted herein secure the prompt payment, in full in cash, and full performance of, all Obligations, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Borrower now or hereafter existing under the Loan Documents, all Obligations of Grantors now or hereafter existing under this Agreement, and all interest that accrues on all or any part of any of the Obligations of Borrower and/or Grantors after the filing of any petition or pleading against Borrower, Grantor or any other Person for a proceeding under any Debtor Relief Law.

        5. Further Assurances. Each Grantor agrees that at any time, and from time to time, at its own expense such Grantor will promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions, including, without limitation, causing the issuers of, or obligors on any of the Pledged Collateral to so execute, deliver, file or take other actions, that may be necessary or desirable, or that


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Secured Party reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to preserve, protect and maintain the Pledged Collateral and the value thereof, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral. Grantors hereby
(a) irrevocably direct the issuers of or obligors on any such Collateral, or each securities intermediary, registrar, transfer agent or trustee for any such Collateral, to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Grantor or any other Person to any of such parties; and (b) covenant and agree to transfer or reinvest any such Collateral, immediately upon Secured Party's request, in such manner as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in such Collateral in favor of Secured Party, or the priority, control and exclusivity thereof, free of all other liens and claims except as may be permitted by the terms hereof.

        6. Voting Rights; Dividends; etc. So long as no Default or Event of Default under the Loan Agreement occurs and remains continuing:

                6.1 Voting Rights. Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement, or the other Loan Documents.

                6.2 Interest and Distribution Rights. Grantors shall be entitled to receive and to retain and use any and all interest, premiums or Distributions paid in respect of the Pledged Collateral; provided, however, that any and all such Distributions received in the form of capital stock (or other equity interests) shall be, and the Certificates representing such capital stock (or other interest) forthwith shall be delivered to Agent to hold as, Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property of such Grantor, and forthwith be delivered to Agent for the benefit of Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

        7. Rights During Default or Event of Default. When a Default or Event of Default has occurred and is continuing:

                7.1 Voting and Distribution Rights. At the option of Secured Party, all rights of any Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6.1 above, and to receive the interest, premiums and Distributions which it would otherwise be authorized to receive and retain pursuant to Section 6.2 above, shall cease, and all such rights shall thereupon become vested in Agent for the benefit of


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Secured Party who shall thereupon, at the direction of Agent, have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such Distributions. Agent shall give notice to each applicable Grantor of Secured Party's election to exercise voting rights with respect to the Pledged Collateral; provided, however, that (i) neither the giving of such notice nor the receipt thereof by any Grantor shall be a condition to exercise of any rights of Secured Party hereunder, and (ii) neither Agent nor any Secured Party shall incur any liability for failing to give such notice.

                7.2 Distributions Held in Trust. All Distributions which are received by any Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor, and forthwith shall be paid over to Agent for the account of Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

                7.3 Irrevocable Proxy. Each Grantor hereby revokes all previous proxies with regard to the Pledged Securities and appoints Agent for the benefit of Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders of the corporations which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporations executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of a Default or Event of Default under the Loan Agreement. Each Grantor hereby authorizes Agent to substitute another Person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Borrower remains outstanding from Secured Party and until such time as all Obligations have been paid and performed in full.

        8. Transfers and Other Liens. Each Grantor agrees that, except as specifically permitted under the Loan Documents, it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Encumbrances, or (iii) take any action with respect to the Pledged Collateral which is inconsistent with the provisions or purposes of this Agreement or any other Loan Document.

        9. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent for the benefit of Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or


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otherwise, from time to time, in Secured Party's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Pledged Collateral; (b) to do any and every act which such Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in such Grantor's name, any financing statement covering the Pledged Collateral; and (d) to endorse and transfer the Pledged Collateral upon foreclosure by Secured Party; provided, however, that Agent shall be under no obligation whatsoever to take any of the foregoing actions, and neither Agent nor any Secured Party shall have any liability or responsibility for any act (other than Agent's or any Secured Party's own gross negligence or willful misconduct) or omission taken with respect thereto. Each Grantor hereby agrees to repay immediately upon demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any right or taking any action under this Agreement, together with interest as provided for in the Loan Agreement.

        10. Agent May Perform Obligations. If any Grantor fails to perform any Obligation contained herein, Agent for the benefit of Secured Party may, but without any obliga tion to do so and without notice to or demand upon Grantors, perform the same and take such other action as Secured Party may deem necessary or desirable to protect the Pledged Collateral or Secured Party's security interests therein, Agent being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any Lien which in the reasonable judgment of Secured Party appears to be prior or superior to Secured Party's security interests, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Each Grantor hereby agrees to repay immediately upon demand all sums so expended by Secured Party, together with interest from the date of expenditure at the rates provided for in the Loan Agreement. Neither Agent nor any Secured Party shall be under any duty or obligation to preserve, maintain or protect the Pledged Collateral or any of any Grantor's rights or interest therein, exercise any vot ing rights with respect to the Pledged Collateral, whether a Default or Event of Default has occurred or is continuing, or make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Pledged Collateral on behalf of any Grantor or any other Person having any interest therein; and neither Agent nor any Secured Party assumes and none shall be obligated to perform the obligations of any Grantor, if any, with respect to the Pledged Collateral.

        11. Reasonable Care. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collat eral is accorded treatment substantially similar to that which Agent accords its own property, it being understood that Agent shall not have any responsibility for ascertaining or taking action with respect to maturities, calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters,


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or taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

        12.     Events of Default and Remedies.

                12.1 Rights Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default under the Loan Agreement, Grantors shall be in default here under and Secured Party shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Secured Party may have under this Agreement and under applicable Law or in equity, all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any such jurisdiction, and in addition the following rights and remedies, all of which may be exercised with or without further notice to any Grantor:

        (a) to notify any Issuer of any Pledged Securities and any and all other obligors on any Pledged Collateral that the same has been pledged to Agent for the benefit of Secured Party and that all Distributions and other payments thereon are to be made directly and exclusively to Agent for the account of Secured Party; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the Pledged Collateral and any amounts owing thereon or any guaranty or security therefor; to enter into any other agreement relating to or affecting the Pledged Collateral; and to give all consents, waivers and ratifications with respect to the Pledged Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if Secured Party were the owner thereof;

        (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Pledged Collateral and take or bring, in Secured Party's name(s) or in the name of the applicable Grantor(s), all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Pledged Collateral;

        (c) in accordance with applicable Law, to take possession of the Pledged Collateral with or without judicial process;

        (d) to endorse, in the name of the applicable Grantor(s), all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Pledged Collateral;

        (e) to transfer any or all of the Pledged Collateral into the name of Secured Party or its nominee or nominees; and

        (f) in accordance with applicable Law, to foreclose the Liens and security interests created under this Agreement or under any other agreement relating to the Pledged


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Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Pledged Collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

all at the sole option of and in the sole discretion of Secured Party.

                12.2 Notice of Sale. Secured Party shall give Grantors at least five (5) days' written notice of sale of all or any part of the Pledged Collateral. Any sale of the Pledged Collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole and absolute discretion. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase for the account of Secured Party or any nominee of Secured Party the whole or any part of the Pledged Collateral. Secured Party shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

                12.3 Private Sales. Upon the occurrence and during the continuance of an Event of Default under the Loan Agreement, whether or not any of the Pledged Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws ("Registered Collateral"), Secured Party may, in its sole and absolute discretion, sell all or any part of the Pledged Collateral at private or public sale in any such manner and under such circumstances as may be permitted by law. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the Pledged Collateral other than Registered Collateral is sold at private sale, each Grantor agrees that if the Pledged Collateral is sold for a price which Secured Party in good faith believes to be reasonable, then (A) the sale shall be deemed to be commercially reasonable in all respects, (B) such Grantor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (C) Secured Party shall not incur any liability or responsibility to such Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for Pledged Collateral which is not regularly traded on a recognized securities exchange or in another recognized market, and that a sale by Secured Party of any such Pledged Collateral for an amount substantially less than a pro rata share of the fair market value of such Issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in


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attempting to sell a large amount of Pledged Collateral or Pledged Collateral that is privately traded.

                12.4 Title of Purchasers. Upon consummation of any sale of Pledged Collateral pursuant to this Section 12, Agent on behalf of Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of Grantors, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Secured Party, and any Pledged Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Pledged Collateral so sold, and, in case of any such failure, the Pledged Collateral may be sold again upon like notice.

                12.5 Disposition of Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Pledged Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Collateral, and the like; second, to the satisfaction of all Obligations, with application as to any particular Obligations to be in the order set forth in the Loan Agreement or other Loan Documents; and, third, to all other indebtedness secured hereby in such order and manner as Secured Party in its sole and absolute discretion may determine.

        13. Continuing Effect. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        14. Additional Grantors. The initial Grantors hereunder shall be Holdings, Parent, Borrower and Borrowers's Significant Subsidiaries, if any, as are signatories hereto. From time to time following the Closing Date, additional Domestic Subsidiaries of Borrower may


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become parties hereto, as additional Grantors, by executing and delivering to the Agent an Instrument of Joinder substantially in the form of Exhibit A hereto, accompanied by such documentation as the Agent may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by the Agent, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the Liens upon its property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Domestic Subsidiary of Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

        15. Covenant Not to Issue Uncertificated Securities. Each Grantor represents and warrants to Secured Party that all of the capital stock (or other equity interests) of each of the Issuers is in certificated form (as contemplated by Article 8 of the California Uniform Commercial Code), and covenants to Secured Party that it will not cause or permit any Issuer to issue any capital stock (or other equity interest) in uncertificated form or seek to convert all or any part of its existing capital stock (or other equity interest) into uncertificated form (as contem plated by Article 8 of the California Uniform Commercial Code). The foregoing representations, warranties and covenants shall survive the execution and delivery of this Agreement.

        16. Covenant Not to Dilute Interests of Secured Party in Pledged Securities. Each Grantor represents, warrants and covenants to Secured Party that it will not at any time cause or permit any Issuer to issue any additional capital stock (or other equity interest), or any warrants, options or other rights to acquire any additional capital stock (or other equity interest), if the effect thereof would be to dilute in any way the interests of Secured Party in any Pledged Securities or in any Issuer.

        17. Indemnity. Each Grantor agrees to indemnify and hold harmless the Agent and each of the Lenders from and against any and all claims, demands, losses, judgments and liabilities (including without limitation liabilities for penalties) of whatsoever kind or nature, and to reimburse each such indemnified party for all costs and expenses, including without limitation reasonable attorneys' fees and expenses and/or costs and expenses associated with, arising out of or in connection with this Agreement or the exercise by such indemnified party of any right or remedy granted to it hereunder or under the Loan Documents other than arising from the gross negligence or willful misconduct of such indemnified party. In no event shall the Agent or any Lender be liable for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the agreements of the Grantors under this Section 17 are unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction as such obligations which is permissible under applicable Law.

        18. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

        19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

        20. Additional Powers and Authorization. The Agent has been appointed as the Agent hereunder pursuant to the Loan Agreement and shall be entitled to the benefits of the Loan Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, the Agent may employ agents, trustees, or attorneys-in-fact and may vest any of them with any property (including, without limitation, the Pledged Collateral), title, right or power deemed necessary for the purposes of such appointment.

        21. Incorporation of Suretyship Provisions and Waivers. The attached Exhibit B, "Suretyship Provisions and Waivers," is hereby incorporated by this reference as though set forth herein in full.

        IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed as of the date first above written.

"Grantors"

BANNER'S CENTRAL ELECTRIC, INC.
a California corporation


By:  /s/ Gary M. Cypres
     ----------------------------------------
         Gary M. Cypres
         Chief Executive Officer


BANNER HOLDINGS, INC., a Delaware
corporation


By:  /s/ Gary M. Cypres
     ----------------------------------------
         Gary M. Cypres
         Chief Executive Officer

CENTRAL FINANCIAL
ACCEPTANCE CORPORATION,
a Delaware corporation


By:  /s/ Gary M. Cypres
     ----------------------------------------
         Gary M. Cypres
         Chief Executive Officer

CENTRAL CONSUMER FINANCE
COMPANY, a Delaware corporation



By:  /s/ Gary M. Cypres
     ----------------------------------------
         Gary M. Cypres
         Chief Executive Officer

CENTRAVEL, INC., a California corporation


By:  /s/ Gary M. Cypres
     ----------------------------------------
         Gary M. Cypres
         Chief Executive Officer

C.E.A. ACQUISITION CORPORATION,
a California corporation


By:  /s/ Gary M. Cypres
     ----------------------------------------
         Gary M. Cypres
         Chief Executive Officer


ACCEPTED AND AGREED TO:

WELLS FARGO BANK,
NATIONAL ASSOCIATION, as Agent


By:  /s/ Perry Moreth
     ----------------------------------------

Title: Vice President
       --------------------------------------

                                    EXHIBIT A

                              INSTRUMENT OF JOINDER


        THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ____________, 19___, by _________________________, a ___________________________ ("Joining
Party"), and delivered to Wells Fargo Bank, National Association, as Agent, pursuant to the Pledge Agreement dated as of June 13, 1997 made by Banner Holdings, Inc., a Delaware corporation, Banner's Central Electric, Inc., a Calfornia corporation, Central Financial Acceptance Corporation, a Delaware corporation, and the Persons listed on the signature pages thereto (collectively, the "Grantors") in favor of the Agent and the Lenders (the "Pledge Agreement"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Pledge Agreement.

                                    RECITALS

        (a) The Pledge Agreement was made by the Grantors in favor of the Agent for the benefit of the Lenders that are parties to that certain Revolving Loan Agreement dated as of June 13, 1997, by and among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as the Agent for the Lenders.

        (b) Joining Party is a Significant Subsidiary of Borrower, and as such is required pursuant to the Revolving Loan Agreement and the Pledge Agreement to become a Grantor under the terms and conditions of the Pledge Agreement.

        (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Revolving Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

        (i) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 14 of the Pledge Agreement. Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Pledge Agreement with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Pledge Agreement .


                                  Exhibit A-1

        (ii)    The effective date of this Joinder is _________, 199___.

                                        "Joining Party"

                                        _________________________________

                                        a _______________________________



                                        By:______________________________

                                        Title:___________________________


ACKNOWLEDGED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent



By:__________________________

Title:_______________________


                                  Exhibit A-2

                                    EXHIBIT B

                        SURETYSHIP PROVISIONS AND WAIVERS


        1. Waivers and Consents. Each Grantor acknowledges that the Liens created or granted herein will or may secure obligations of Persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

        (a) supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

        (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

        (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;

        (d)     accept partial payments on the Obligations;

        (e) receive and hold additional security or guaranties for the Obligations or any part thereof;

        (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine;

        (g) release any Person or any guarantor from any personal liability with respect to the Obligations or any part thereof;

        (h) settle, release on terms satisfactory to Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

        (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the


                                   Exhibit B-1

Obligations, and any such merger, change, restructuring or termination shall not affect the liabil ity of any Grantor or the continuing existence of any Lien hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.

        Upon the occurrence of and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Obligations, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor, Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of such Grantor, Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Secured Party may proceed against any Person and/or collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Grantor, Borrower or any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any other Person may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of Borrower, any Grantor or any other Person, or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all the Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided for in the Loan Agreement and the note(s) thereunder, even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all Obligations), (d) any failure of Secured Party to marshal assets in favor of such Grantor or any other Person, (e) except as otherwise provided in this Agreement, any failure of Secured Party to give notice of sale or other disposition of collateral to such Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise provided in this Agreement, any failure of Secured Party to comply with


                                   Exhibit B-2
applicable Laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including without limitation any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower, any Grantor or any other Person or the Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted, the benefits of any form of one- action rule. Until no part of any commitment to lend remains outstanding and all of the Obligations have been paid and performed in full, Grantors shall have no right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any other security now or hereafter held by Secured Party. Guarantor specifically waives any rights or defenses Guarantor may have by reason of an election of remedies by Lender, or protection afforded to Borrower with respect to Borrower's obligations pursuant to the antideficiency or other laws limiting, qualifying or discharging Borrower's indebtedness, including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d or 726. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Obligations.

        2. Condition of Borrower and Its Subsidiaries. Each Grantor represents and warrants to Secured Party that such Grantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties, and such Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their properties. Each Grantor hereby expressly waives and relinquishes any


                                   Exhibit B-3
duty on the part of Secured Party to disclose to such Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Obligations, Secured Party need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Obligations made or created in good faith reliance upon the pro fessed exercise of such powers shall be secured hereby.

        3. Liens on Real Property. In the event that all or any part of the Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting Liens on any interests in real property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Obligations, the enforceability of this Agreement, or the validity or enforceability of any Liens of any Secured Party on any collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Each Grantor expressly waives any defenses to the enforcement of this Agreement or any Liens created or granted hereby or to the recovery by Secured Party against Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Grantor and may preclude such Grantor from obtaining reimbursement or contribution from any other Person. Each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law.

        4. Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Grantor is a Party, each Grantor hereby waives with respect to Borrower and its successors and assigns (including any surety) and any other Party any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Grantor may have or hereafter acquire against Borrower or any other Party in connection with or as a result of such Grantor's execution, delivery and/or performance of this Agreement or any other Loan Document to which such Grantor is a party. Each Grantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Grantor by Borrower (as borrower or in any other capacity) or any other Person. Each Grantor hereby acknowledges and agrees that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect such Grantor's liability hereunder, under any other Loan Document to which such Grantor is a party, or the enforceability hereof or thereof.


                                   Exhibit B-4

        5. Waiver of Discharge. Without limiting the generality of the foregoing, each Grantor hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral.

        6. Understandings with Respect to Waivers and Consents. Each Grantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Borrower, Secured Party or others, or against collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.


                                   Exhibit B-5

                              INSTRUMENT OF JOINDER


        THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of July 17, 1997, by Central Premium Finance, a Delaware corporation ("Joining Party"), and delivered to Wells Fargo Bank, National Association, as Agent, pursuant to the Pledge Agreement dated as of June 13, 1997 made by Banner Holdings, Inc., a Delaware corporation, Banner's Central Electric, Inc., a Calfornia corporation, Central Financial Acceptance Corporation, a Delaware corporation, and the Persons listed on the signature pages thereto (collectively, the "Grantors") in favor of the Agent and the Lenders (the "Pledge Agreement"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Pledge Agreement.

                                    RECITALS

        (a) The Pledge Agreement was made by the Grantors in favor of the Agent for the benefit of the Lenders that are parties to that certain Revolving Loan Agreement dated as of June 13, 1997, by and among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as the Agent for the Lenders.

        (b) Joining Party is a Significant Subsidiary of Borrower, and as such is required pursuant to the Revolving Loan Agreement and the Pledge Agreement to become a Grantor under the terms and conditions of the Pledge Agreement.

        (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Revolving Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

        (i) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 14 of the Pledge Agreement. Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Pledge Agreement with respect to all Obligations of Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Pledge Agreement .


                                   Exhibit B-6

        (ii)    The effective date of this Joinder is July 17, 1997.

                                   "Joining Party"

                                   Central Premium Finance Company
                                   a Delaware corporation



                                   By:  /s/ Gary M. Cypres
                                        ------------------------------

                                   Title:  Chief Executive Officer
                                           ---------------------------


ACKNOWLEDGED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent



By:  /s/ Perry Moreth
     -------------------------------

Title:  Vice President
        ----------------------------


                                   Exhibit B-7